Exhibit 10.2

EXECUTION VERSION

INCREMENTAL AMENDMENT

INCREMENTAL AMENDMENT NO. 1, dated as of January 4, 2013 (this “Agreement”), by and among the initial Incremental 2012 Term Lenders (as hereinafter defined), ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY, a Texas Corporation (“US Holdings”), TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC, a Delaware limited liability company (the “Borrower”), the undersigned Credit Parties and CITIBANK, N.A., as Administrative Agent and as Collateral Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 10, 2007 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among US Holdings, the Borrower, the Lenders party thereto, Citibank, N.A., as Administrative Agent and Collateral Agent and the other parties named therein (capitalized terms used in this Agreement but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, TCEH and each of the Guarantors has determined that it is integral to the liquidity, financial condition and business prospects of TCEH and each such Guarantor to provide for the extension of the 2013 Revolving Credit Commitments and related 2013 Revolving Credit Loans, and has determined that, in connection with its attempts to extend the maturity dates of the outstanding 2013 Revolving Credit Commitments and corresponding 2013 Revolving Credit Loans, it is not able to obtain financing or liquidity for any such extensions on more favorable terms than those provided for in connection with this Agreement and the December 2012 Extension Amendment (as defined below);

WHEREAS, in light of the foregoing, concurrently herewith, the Borrower, certain 2013 Revolving Credit Lenders, the Administrative Agent, the Collateral Agent and certain other parties are entering into that certain December 2012 Extension Amendment for the purpose of extending and reclassifying the 2013 Revolving Credit Commitments and related 2013 Revolving Credit Loans of certain 2013 Revolving Credit Lenders to 2016 Revolving Credit Commitments and related 2016 Revolving Credit Loans in the amounts and manner set forth therein and in connection therewith the Borrower has agreed to pay the Extension Fee set forth therein by deeming such Lenders to have made Incremental 2012 Term Loans (as defined below) to the Borrower in an aggregate amount and upon the terms set forth in this Agreement;

WHEREAS, the Borrower has notified the Administrative Agent that it is requesting Incremental Term Loans be deemed to have been made pursuant to Section 2.14 of the Credit Agreement in an aggregate principal amount of $340,000,000.00;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Term Loans by, among other things, entering into one or more Incremental Amendments with any existing Lender and/or Additional Lender agreeing to provide (or be deemed to have provided) such Incremental Term Loans (each such Lender or Additional Lender agreeing to provide (or be deemed to have provided) Incremental 2012 Term Loans and any assignees thereof are referred to herein as “Incremental 2012 Term Lenders”) and the Administrative Agent and the Collateral Agent; and

WHEREAS, each Incremental 2012 Term Lender party hereto as of the date hereof has indicated its willingness to be deemed to have provided Incremental 2012 Term Loans to the Borrower;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Incremental 2012 Term Loans.

(a) Subject to and upon the terms and conditions set forth herein and pursuant to the provisions of Section 2.14 of the Credit Agreement, each Incremental 2012 Term Lender, severally, but not jointly, shall be deemed to have made Incremental 2012 Term Loans on the Incremental 2012 Term Effective Date (as defined below) to the Borrower in Dollars, in an aggregate principal amount equal to the amount set forth opposite such Lender’s name on Schedule 1.1 hereto as such Lender’s “Incremental 2012 Term Commitment”. The initial aggregate principal amount of Incremental 2012 Term Commitments shall be $340,000,000.00.

(b) Each Incremental 2012 Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Incremental 2012 Term Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2.	Amendment. Effective on the Incremental 2012 Term Effective Date (as defined below) and subject to the satisfaction of the terms and conditions set forth herein:

(a) The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical location:

“Incremental 2012 Term Commitment” shall mean, in the case of each Lender that is a Lender on the Incremental 2012 Term Effective Date, the amount set forth opposite such Lender’s name on Schedule 1.1 to Incremental Amendment No. 1 as such Lender’s “Incremental 2012 Term Commitment”. The aggregate amount of the Incremental 2012 Term Commitments as of the Incremental 2012 Term Effective Date is $340,000,000.00.

“Incremental 2012 Term Effective Date” shall mean the first Business Day on which all of the conditions precedent set forth in Section 5 of Incremental Amendment No. 1 have been satisfied or waived, which date is January 4, 2013.

“Incremental 2012 Term Facility” shall mean the Incremental 2012 Term Commitments and the Incremental 2012 Term Loans.

“Incremental 2012 Term Lenders” shall mean, at any time, any Lender that has an Incremental 2012 Term Commitment at such time or that holds any Incremental 2012 Term Loans at any time.

“Incremental 2012 Term Loans” shall have the meaning provided to such term in Section 2.1(a)(v).

“Incremental Amendment No. 1” shall mean Incremental Amendment No. 1 to this Agreement, dated as of January 4, 2013, by and among US Holdings, the Borrower, the Subsidiary Guarantors party thereto, the Incremental 2012 Term Lenders party thereto, the Administrative Agent and the Collateral Agent.

(b) Each of the following definitions set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2017 Term Loan” shall mean an Original Term Loan the maturity of which has been extended on the 2011 Term/Deposit L/C Extension Effective Date to the 2017 Term Loan Maturity Date pursuant to Amendment No. 2 and any Incremental 2012 Term Loan. The aggregate principal amount of 2017 Term Loans outstanding as of the Incremental 2012 Term Effective Date is $15,710,521,799.21.

“Class”, when used in reference to any Loan, Posting Advance or Borrowing, shall refer to whether such Loan or Posting Advance, or the Loans or Posting Advances comprising such Borrowing, are 2013 Revolving Credit Loans, 2016 Revolving Credit Loans, 2014 Term Loans, 2017 Term Loans, Incremental Term Loans, 2014 Deposit L/C Loans, 2017 Deposit L/C Loans, Incremental Deposit L/C Loans, Extended Term Loans (of the same Extension Series, but other than the 2017 Term Loans), Extended Revolving Credit Loans (of the same Extension Series, but other than the 2016 Revolving Credit Loans), Extended Deposit L/C Loans (of the same Extension Series, but other than the 2017 Deposit L/C Loans), New Revolving Credit Loans (made pursuant to the same tranche), Swingline Loans or Posting Advances and, when used in reference to any Commitment, refers to whether such Commitment is a 2013 Revolving Credit Commitment, a 2016 Revolving Credit Commitment, an Incremental Term Loan Commitment, an Incremental Deposit L/C Loan Commitment, an Extended Revolving Credit Commitment (of the same Extension Series, but other than the

2016 Revolving Credit Commitments), a New Revolving Credit Commitment (made pursuant to the same tranche), a Swingline Commitment or a Posting Commitment. Notwithstanding anything herein to the contrary, for all purposes of this Agreement (including without limitation the definitions of “Applicable ABR Margin” and “Applicable LIBOR Margin” and Sections 5.1, 5.2 and 13.1) other than Sections 2.5(e) and 13.6, Incremental 2012 Term Loans shall be deemed to be of the same Class as the 2017 Term Loans.

“Incremental Amendment” shall have the meaning set forth in Section 2.14(g) and, for the avoidance of doubt, shall include Incremental Amendment No. 1.

“Incremental Term Loan Commitment” shall mean the commitment of any lender to make Incremental Term Loans of a particular tranche pursuant to Section 2.14(a) and, for the avoidance of doubt, shall include any Incremental 2012 Term Commitment.

“Incremental Term Loan Facility” shall mean each tranche of Incremental Term Loans made pursuant to Section 2.14 and, for the avoidance of doubt, shall include the Incremental 2012 Term Facility.

“Incremental Term Loans” shall have the meaning provided in Section 2.14(a) and, for the avoidance of doubt, shall also include the Incremental 2012 Term Loans.

(c) Section 2.1(a) of the Credit Agreement is hereby amended by adding the following new clause (v) immediately following clause (iv) thereof:

“(v) Subject to and upon the terms and conditions set forth in this Agreement, Section 2.14 and the Incremental Amendment No. 1, each Lender having any Incremental 2012 Term Loan Commitment as of the Incremental 2012 Term Effective Date shall be deemed to have made a loan or loans (each an “Incremental 2012 Term Loan” and, collectively, the “Incremental 2012 Term Loans”) in Dollars on the Incremental 2012 Term Effective Date to the Borrower. Notwithstanding anything herein to the contrary, for all purposes of this Agreement (including without limitation the definitions of “Applicable ABR Margin” and “Applicable LIBOR Margin” and Sections 5.1, 5.2 and 13.1) other than Sections 2.5(e) and 13.6, (x) Incremental 2012 Term Loans shall have terms and conditions identical to those applicable to the 2017 Term Loans (including without limitation the same maturity date as the 2017 Term Loans), (y) Incremental 2012 Term Loans shall be deemed to be of the same Class as the 2017 Term Loans and (z) from and after the Incremental 2012 Term Effective Date, Incremental 2012 Term Lenders shall be deemed to be 2017 Term Lenders and Incremental 2012 Term Loans shall be deemed to be 2017 Term Loans.”

(d) Section 2.5(b) of the Credit Agreement is hereby amended by adding the phrase “the sum of” after “(y)” in the sixth to last line thereof, and adding the phrase “plus the amount of all Incremental 2012 Term Loans outstanding on the Incremental 2012 Term Effective Date” after “2.1(d)(iii))” in the third to last line thereof.

(e) Section 9.13 of the Credit Agreement is hereby amended by adding the following after the word “Agreement” and prior to the period at the end of such Section “and, in the case of the Incremental 2012 Term Loans, for the purposes set forth in the December 2012 Extension Amendment”.

(f) Section 13.6 of the Credit Agreement is hereby amended by adding the following new clause (j) immediately following clause (i) thereof:

“(j) Notwithstanding anything herein to the contrary, (x) Incremental 2012 Term Loans shall constitute a separate Class of Loans from all other 2017 Term Loans for purposes of Section 2.5(e) and this Section 13.6, (y) in connection with any assignment of Incremental 2012 Term Loans by a Lender that is an Incremental 2012 Term Lender on the Incremental 2012 Term Effective Date or by any Lender that subsequently acquires any Incremental 2012 Term Loans, such assigning Lender shall identify the Loans so assigned as being Incremental 2012 Term Loans in the applicable Assignment and Acceptance and (z) any promissory note evidencing Incremental 2012 Term Loans provided to a Lender pursuant to clause (d) of this Section 13.6 shall be in substantially the form of Exhibit K-2-B as modified in a manner reasonably acceptable to such Lender to identify the Loans evidenced thereby as being Incremental 2012 Term Loans.”

3.	Proposed Borrowing; Consent with Respect to the Interest Period. This Agreement represents the Borrower’s request that Incremental 2012 Term Loans in the aggregate principal amount set forth in Section 1(a) hereof be deemed made on the Incremental 2012 Term Effective Date (the “Initial Incremental 2012 Borrowings”) as a Eurocurrency Borrowing having an Interest Period beginning on the Incremental 2012 Term Effective Date and ending on the same date as the Interest Period then applicable to the LIBOR 2017 Term Borrowing then outstanding with a one month Interest Period, and each Incremental 2012 Term Lender hereby consents to such Interest Period. In addition, the parties hereto agree that such Initial Incremental 2012 Borrowing shall have the same LIBOR Rate as such corresponding 2017 Term Borrowing as in effect as of the Incremental 2012 Term Effective Date.

4.

Credit Agreement Governs. Notwithstanding anything therein to the contrary, for all purposes of the Credit Agreement (including without limitation the definitions of “Applicable ABR Margin” and “Applicable LIBOR Margin” and Sections 5.1, 5.2 and 13.1 thereof) other than Sections 2.5(e) and 13.6 thereof, (x) Incremental 2012 Term Loans shall have terms and conditions identical to those applicable to the 2017 Term Loans (including without limitation the same maturity date as the 2017 Term Loans), (y) Incremental 2012 Term Loans shall be deemed to be of the same Class as the 2017 Term Loans and (z) from and after the Incremental 2012 Term Effective Date, Incremental 2012 Term Lenders shall be deemed to be 2017 Term Lenders and Incremental 2012 Term Loans shall be deemed to be 2017 Term Loans. The Incremental 2012 Term Loans shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Credit Documents and, from and after the Incremental 2012 Term Effective Date each reference in the Credit Agreement to “Term Loan,” “Term Loans,” “Loan,” “Loans”, “Incremental Term Loan”, “Incremental Term Loans” or (except in the case of Sections 2.5(e) and 13.6 of the Credit Agreement) “2017 Term Loan” or “2017 Term Loans” shall be deemed to include the Incremental 2012 Term Loans, each reference in the Credit Agreement to “Commitment”, “Commitments”, “Incremental Term Loan Commitment” or “Incremental Term Loan Commitments” shall be deemed to include the Incremental 2012 Term Commitments and each reference to “Lender”, “Lenders”, “Term Lender”, “Term Lenders” or (except in the case of Sections 2.5(e) and 13.6 of the Credit Agreement) “2017 Term Lender” or “2017 Term Lenders” shall be deemed to include the Incremental 2012 Term Lenders, and other related terms will have correlative meanings mutatis mutandis.

5.	Conditions to Effectiveness. This Agreement shall become effective on the date (the “Incremental 2012 Term Effective Date”) that is the first Business Day on which the following conditions are satisfied or waived (provided that Section 2 hereof may be modified to make ministerial changes to reflect the completion of the Incremental 2012 Term Effective Date in a manner as reasonably agreed between the Borrower and the Administrative Agent):

(a) the Administrative Agent shall have received executed signature pages to this Amendment from US Holdings, the Borrower, each other Credit Party that is party to a Credit Document and Citibank, N.A., in its capacity as Administrative Agent and Collateral Agent;

(b) each of the conditions to effectiveness of the December 2012 Extension Amendment shall have been satisfied except with respect to the payment of the Extension Fee set forth therein;

(c) the Administrative Agent shall have received (A) a certificate of an Authorized Officer of each Credit Party attaching (x) a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors, other managers or general partner of each Credit Party (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Agreement and the December 2012 Extension Amendment and the performance of the Credit Agreement and the other Credit Documents, in each case as modified by this Agreement and the December 2012 Extension Amendment, (y) true and complete copies of the Organizational Documents of the Credit Parties (which may be incorporated by reference into such certificate to the extent the same are publicly available on the SEC’s website at www.sec.gov in filings identified in such certificate), in each case certified as of the Incremental 2012 Term Effective Date by such Authorized Officer as being in full force and effect without modification or amendment, (B) signature and incumbency certificates of each officer executing this Agreement and the December 2012 Extension Amendment or any other document delivered in connection herewith or therewith on behalf of each Credit Party and (C) good standing certificates for each Credit Party for each jurisdiction in which such Credit Party is organized; and

(d) the Administrative Agent shall have received from Gibson, Dunn & Crutcher LLP and Simpson Thacher & Bartlett LLP, counsel to the Borrower, executed legal opinions covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent.

6.	Borrower’s Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge certifies, and the Borrower hereby represents and warrants:

(a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

(b) No event has occurred and is continuing or would result from the consummation of the proposed Borrowing contemplated hereby that would constitute a Default or an Event of Default.

(c) The execution and delivery of this Agreement by the Credit Parties has been duly authorized, and each of this Agreement, the December 2012 Extension Amendment and each other Credit Document to which any Credit Party is a party (as such Credit Documents may be amended hereby) constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(d) The execution, delivery and performance by the Credit Parties of this Agreement will not (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws), (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of US Holdings, the Borrower or any Restricted Subsidiary (other than Liens created under the Credit Documents or Liens subject to the Intercreditor Agreement) pursuant to the terms of any material indenture (including the Existing Notes Indentures), loan agreement, lease agreement, mortgage, deed of trust or other material agreement or instrument to which US Holdings, the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of US Holdings, the Borrower or any Restricted Subsidiary.

(e) The execution, delivery and performance by the Credit Parties of this Agreement and the December 2012 Extension Amendment will not contravene or result in a breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any Credit Document (including, without limitation, Sections 2.14 and 10.9 of the Credit Agreement), and after giving effect to this Agreement and the December 2012 Extension Amendment, the Incremental 2012 Term Loans shall be Obligations under the Credit Agreement, secured by all liens created under the Credit Documents (which liens shall continue to be perfected and secured immediately after giving effect to this Agreement and the December 2012 Extension Amendment) and having the benefit of all guarantees made pursuant to the Guarantee, in each case to the same extent as the Obligations in respect of the 2013 Revolving Credit Commitments as in effect immediately prior to the effectiveness of this Agreement and the December 2012 Extension Amendment. Without limiting the foregoing, for purposes of clarity, the Incremental 2012 Term Loans shall for all purposes be pari passu with, and entitled to all benefits, rights, and remedies of, the existing 2017 Term Loans.

(f) Each entity that is required to be a Guarantor under the Credit Agreement has executed this Agreement and the December 2012 Extension Amendment.

(g) Immediately after giving effect to this Agreement, the Borrower will have $410,000,000.00 of availability to incur Incremental Loans.

7.	Notice. For purposes of the Credit Agreement, the initial notice address of each Incremental 2012 Term Lender shall be as set forth in Section 13.2(b) of the Credit Agreement.

8.	Recordation of the Incremental 2012 Term Loans. Upon execution and delivery hereof, the Administrative Agent will record the Incremental 2012 Term Loans made by each Incremental 2012 Term Lender in the Register as Incremental 2012 Term Loans.

9.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

10.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

11.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.

Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

13.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

14.	Effect of Amendment. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document, and each Credit Party acknowledges and agrees that each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. From and after the effective date of this Agreement, all references to the Credit Agreement in any Credit Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Agreement. This Agreement shall constitute a Credit Document.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Incremental Amendment No. 1 as of the date first written above.

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

By:	/s/ Anthony Horton
Name: Anthony Horton
Title: Treasurer

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC

By:	/s/ Anthony Horton
Name: Anthony Horton
Title: Treasurer

[Signature Page to Incremental Amendment No. 1]

4CHANGE ENERGY COMPANY

4CHANGE ENERGY HOLDINGS LLC

BIG BROWN 3 POWER COMPANY LLC

BIG BROWN LIGNITE COMPANY LLC

BIG BROWN POWER COMPANY LLC

COLLIN POWER COMPANY LLC

DECORDOVA POWER COMPANY LLC

GENERATION MT COMPANY LLC

GENERATION SVC COMPANY

LAKE CREEK 3 POWER COMPANY LLC

LUMINANT BIG BROWN MINING COMPANY LLC

LUMINANT ENERGY COMPANY LLC

LUMINANT ENERGY TRADING CALIFORNIA COMPANY

LUMINANT ET SERVICES COMPANY

LUMINANT GENERATION COMPANY LLC

LUMINANT HOLDING COMPANY LLC

LUMINANT MINERAL DEVELOPMENT COMPANY LLC

LUMINANT MINING COMPANY LLC

LUMINANT RENEWABLES COMPANY LLC

MARTIN LAKE 4 POWER COMPANY LLC

MONTICELLO 4 POWER COMPANY LLC

MORGAN CREEK 7 POWER COMPANY LLC

NCA RESOURCES DEVELOPMENT COMPANY LLC

OAK GROVE MANAGEMENT COMPANY LLC

OAK GROVE MINING COMPANY LLC OAK GROVE POWER COMPANY LLC

SANDOW POWER COMPANY LLC

TCEH FINANCE, INC.

TRADINGHOUSE 3 & 4 POWER COMPANY LLC

TRADINGHOUSE POWER COMPANY LLC

TXU ENERGY RETAIL COMPANY LLC

TXU ENERGY SOLUTIONS COMPANY LLC

TXU RETAIL SERVICES COMPANY

TXU SEM COMPANY

VALLEY NG POWER COMPANY LLC

VALLEY POWER COMPANY LLC

By:	/s/ Anthony Horton
Name: Anthony Horton
Title: Treasurer

[Signature Page to Incremental Amendment No. 1]

Bank of America, N.A., as an Incremental 2012 Term Lender

By:	/s/ Jonathan M Barnes
Name:	Jonathan M Barnes
Title:	Vice President

[Signature Page to Incremental Amendment No. 1]

Citibank N.A., as an Incremental 2012 Term Lender

By:	/s/ Michael Eliason
Name:	Michael Eliason
Title:	Attorney-In-Fact

[Signature Page to Incremental Amendment No. 1]

Deutsche Bank AG, London Branch

By: DB Services New Jersey, Inc.

as an Incremental 2012 Term Lender

By:	/s/ Christine LaMonaca
Name:	Christine LaMonaca
Title:	Assistant Vice President

By:	/s/ Deirdre Cesario
Name:	Deirdre Cesario
Title:	Assistant Vice President

[Signature Page to Incremental Amendment No. 1]

Deutsche Bank AG Cayman Islands Branch

By: DB Services New Jersey, Inc.

as an Incremental 2012 Term Lender

By:	/s/ Christine LaMonaca
Name:	Christine LaMonaca
Title:	Assistant Vice President

By:	/s/ Deirdre Cesario
Name:	Deirdre Cesario
Title:	Assistant Vice President

[Signature Page to Incremental Amendment No. 1]

THE ROYAL BANK OF SCOTLAND PLC By: RBS Securities Inc., its agent, as an Incremental 2012 Term Lender

By:	/s/ Matthew S. Rosencrans
Name:	Matthew S. Rosencrans
Title:	Vice President

[Signature Page to Incremental Amendment No. 1]

UBS AG, Stamford Branch,
as an Incremental 2012 Term Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

[Signature Page to Incremental Amendment No. 1]

CCP Credit Acquisition Holdings L.L.C., as an Incremental 2012 Term Lender

By:	/s/ Gordon Morrison
Name:	Gordon Morrison
Title:	Authorized Signatory

[Signature Page to Incremental Amendment No. 1]

Centerbridge Special Credit Partners, L.P., as an Incremental 2012 Term Lender

By:	/s/ Gordon Morrison
Name:	Gordon Morrison
Title:	Authorized Signatory

[Signature Page to Incremental Amendment No. 1]

Consented to by: CITIBANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Director & Vice President

[Signature Page to Incremental Amendment No. 1]

SCHEDULE 1.1

TO INCREMENTAL AMENDMENT

Incremental 2012 Term Commitments

Name of Incremental 2012 Term Loan Lender	Incremental 2012 Term Commitment
Bank of America, N.A.	$9,809,373.63
Citibank, N.A.	$69,141,205.40
Deutsche Bank AG, London Branch	$7,900,166.68
Deutsche Bank AG Cayman Islands Branch	$21,330,450.03
The Royal Bank of Scotland PLC	$5,266,777.84
UBS AG, Stamford Branch	$2,633,388.89
CCP Credit Acquisition Holdings, L.L.C.	$172,232,027.23
Centerbridge Special Credit Partners, L.P.	$51,686,610.30
Total:	$340,000,000.00

Schedule 1.1 to Incremental Amendment No. 1